                                                                   Exhibit 10.15

                            [TRANSLATION FROM HEBREW]

                   EXTENTION OF PERSONAL EMPLOYMENT AGREEMENT
        Made and signed in Mazkeret Batia on the 31 day of December, 1996

     Between:       SCOPE METAL TRADING & TECHNICAL SERVICES LTD., 520037425
                    Industrial Park, Mazkeret Batia 76804
                    (hereinafter: "THE COMPANY") OF THE FIRST PART

     And between:   URI LADO
                    I.D. No 5159050
                    1 Keren Haysod, Mazkeret Batia
                    (hereinafter: "THE EMPLOYEE") OF THE SECOND PART

WHEREAS: the Parties signed on 1.1.92 an Employment Agreement for a term of five years; and

WHEREAS: the Parties' wish to extend the Employee's Employment term for additional five years; and

WHEREAS: the Employee holds the position of director and business manager in the
         Company;

IT HAS THEREFORE BEEN AGREED BETWEEN THE PARTIES AS FOLLOWS:-

1.   PREAMBLE

     The preamble to this Agreement constitutes an integral part thereof.

2.   STIPULATED CONDITION

     The effectiveness of this Extension Employment Agreement is subject to the receiving of all the certificates of approval and taking all the necessary proceedings required by any law, and it shall enter into effect and oblige the Parties subject to and after the completion of such proceedings.

3.   VALIDITY EXTENSION AND COMPLETION

     The Personal Employment Agreement which signed with the Employee on 1.1.92 is hereby extended for additional five years, that is: until 31.12.2001.
     Afterward the effect of this Agreement shall be renewed automatically
     (without further notices) for additional terms of five (5) years each until the Employee shall reach to retirement age.

     Despite the above said, each one of the Parties shall be entitled to terminate the employment of the Employee and to bring this Agreement to its end, subject to providing a prior written notice, which will be given at least three (3) years in advance.

     Such Termination Notice shall not require any cause thereto, or any other justification/reason/explanation.

4.   SALARY

     From 1.1.97, the Employee' monthly Salary is fixed to the sum of 30,300-
     NIS (thirty thousand and three hundred NIS) per month pre- tax, and it shall be modified on an ongoing basis as per Section 6 b+c of the
     Employment Agreement.

5.   SUBORDINATION AND MODIFICATIONS

     All the conditions of the Employment Agreement dated 1.1.92 shall be apply to the Extension Term and shall be in effect until the end of this
     Employment Agreement Extension, subject to all the necessary modifications required due the Extension and due to the content of this Employment
     Agreement Extension.

               IN WITNESS HEREOF THE PARTIES HAVE SET THEIR HANDS:

[SIGNATURE OF THE COMPANY]              [SIGNATURE OF THE EMPLOYEE]
        The Company                             The Employee